ANNUAL REPORT


                                IAI EQUITY FUNDS

            IAI CAPITAL APPRECIATION FUND * IAI EMERGING GROWTH FUND
                    IAI GROWTH FUND * IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999





                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                  ANNUAL REPORT
                                 MARCH 31, 1999

      Letter to Shareholders.......................................... 2

      Fund Managers' Reviews

           IAI CAPITAL APPRECIATION FUND.............................. 4

           IAI EMERGING GROWTH FUND................................... 6

           IAI GROWTH FUND............................................ 8

           IAI MIDCAP GROWTH FUND.................................... 10

      Fund Portfolios

           IAI CAPITAL APPRECIATION FUND............................. 12

           IAI EMERGING GROWTH FUND.................................. 14

           IAI GROWTH FUND........................................... 17

           IAI MIDCAP GROWTH FUND.................................... 19

      Notes to Fund Portfolios....................................... 21

      Statements of Assets and Liabilities........................... 26

      Statements of Operations....................................... 28

      Statements of Cash Flows....................................... 30

      Statements of Changes in Net Assets............................ 32

      Financial Highlights

           IAI CAPITAL APPRECIATION FUND............................. 34

           IAI EMERGING GROWTH FUND.................................. 35

           IAI GROWTH FUND........................................... 36

           IAI MIDCAP GROWTH FUND.................................... 37

      Notes to Financial Statements.................................. 38

      Independent Auditors' Report....................................43

      Federal Tax Information.........................................44

      Adviser, Custodian, Legal Counsel,
      Independent Auditors,
      Directors....................................... Inside Back Cover

                             LETTER TO SHAREHOLDERS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


WHAT'S RIGHT WITH THIS MARKET

The stock market has been on a roller coaster of late, and that naturally makes people uneasy. But if you're a long-term investor, then I would argue that there are a lot more good things influencing the market than bad things.

True, U.S. corporate earnings are flattening out, and that's putting a damper on the stock market. When you buy a stock, you're buying a future stream of dividends as well as a stronger company because most of the profits are being reinvested. After double-digit growth during much of the 1990s, profits in 1998 grew in the low single digits. A major reason why profits are sluggish is the economic and currency turmoil in Asia, which hurts U.S. companies doing business there.

Another reason for sluggish profit growth is the great job that Corporate America has done to become more efficient. After years of cost-cutting, there isn't much cutting left to do. To enhance profits, companies must either boost prices or sell more products and services. But with inflation at virtually zero, it's tough to raise prices. So, profit growth must come through increased unit volume.

And that's where the good news is likely to begin. Even with the dampening effects of Asia, the U.S. economy is still basically healthy, making it possible for U.S. corporations to sell more products and services here at home. True, we're losing business in Asia, because the dollar is so strong compared to their currencies. But what we're losing in Asia, we're gaining in Europe, as that region of the world begins to enjoy U.S.-style prosperity.

Asia has helped keep inflation worries away, and that has kept interest rates low. Recently, the 30-year Treasury bond yield reached its lowest level ever, as global investors buy our securities for the greatest safety and liquidity. Partly because of our low inflation environment, worldwide demand for U.S. stocks and bonds continues to be strong.

Even if 1999 turns out to be a mediocre year for stocks, let's not feel too sorry for ourselves. The Dow Jones Industrial Average has more than doubled since 1995 and virtually tripled since the beginning of this decade. Where was the Dow in 1982? 800! Has the value of your house gone up by a factor of ten in fifteen years? Probably not. The point is that markets do not go up in a straight line, and there is bound to be volatility. But if you're an investor for the long term, then you should be able to step back and see the good in this market.

                             LETTER TO SHAREHOLDERS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Robust economic growth and slowing inflationary trends sent analysts to their history books to identify when past economic data was as positive as recent statistics. Economic growth in 1998 was at its fastest pace in 15 years while the inflation rate increased at its lowest rate since 1961. These trends have carried over to the first quarter. With jobs plentiful and consumers experiencing favorable real wage increases, consumer confidence is high. Combined with tax refunds and year-end incentive pay to produce, this is one of the strongest periods for retail sales in the last 10 years.

During previous economic expansions, conventional wisdom linked strong demand growth with rising inflation. This normally provoked the Federal Reserve to tighten monetary policy to reduce demand and prevent an acceleration of inflation. However, this time even the Fed seems to be skeptical of that linkage. In a speech in early April, Federal Reserve Vice Chair Alice Rivlin stated:

"Tight labor markets have long been seen as harbingers of inflation (as higher wages led to higher prices) and lower productivity (as less skilled and experienced workers were drawn into the labor market). But recent experience suggests that, at least in the context of intense global and domestic competitiveness, as well as a continuing revolution in computers and telecommunications, tight labor markets can provide incentives for managerial innovation, skills acquisition and higher productivity, thereby leading to higher growth with little inflation."

During the quarter, the Fed left rates unchanged and signaled they were maintaining a neutral policy stance. Fears of a possible tightening, however, negatively impacted financial markets in February. By quarter-end the equity market had recovered to push through the 10,000 mark on the Dow and interest rates, following a steep rise in February, stabilized.

Ms. Rivlin mentioned several of the factors that have allowed strong U.S. growth with low inflation. While our economy is experiencing good times, weakness persists in Asia, Russia and Latin America and growth has slowed in Europe. This has contributed to declining commodity and input prices as global demand remains soft. The only commodity showing strength has been oil, driven by production cut-backs by oil producing countries. Another factor favoring low inflation has been the strength of the dollar. Real interest rate differentials between the U.S. and our major trading partners widened in favor of the dollar during the quarter. Strength in the dollar makes imports less expensive, effectively eliminating the ability of U.S. producers to raise prices.

We expect economic momentum to continue throughout the year. However, the pace of the expansion will moderate toward a real GDP growth rate of 3%. Over the past three years the U.S. economy has been unusually robust in the fourth and first quarters, only to slow significantly in the second and third quarters. The increase in oil prices, if sustained, will help slow the economy by cutting into consumers' disposable income. Finally, the rise in interest rates during the quarter will slow economic growth.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND


IAI CAPITAL APPRECIATION FUND

[PHOTO]
MARTIN J. CALIHAN, CFA
IAI CAPITAL APPRECIATION
FUND MANAGER

TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/99

[BAR CHART]

COMMERCIAL SERVICES   22.3%
FINANCIAL             14.6%
CONSUMER SERVICES     14.4%
TECHNOLOGY SERVICES   12.3%
HEALTH TECHNOLOGY     10.6%

* PERCENTAGE OF NET ASSETS AS OF 3/31/99


HOW HAS THE FUND PERFORMED?

The year ended March 31, 1999 was dismal for most of the small-cap sector. The IAI Capital Appreciation Fund declined (19.11%) during the year, trailing the (8.22%) loss tallied by its benchmark, the Russell 2500 Growth Index. The S&P 500 Index gained 18.45% for the same period.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

For the year, Nielsen Media Research (7.35%)* was the biggest contributor to performance. The Fund also benefited from Catalina Marketing (5.01%)*. Investors are gaining comfort that Catalina's pharmacy check-out coupon printing business will provide a solid complement to its core grocery check-out coupon printing division. The biggest disappointments were Respironics (3.49%)* and Mentor (2.47%)*.

WERE THERE ANY SIGNIFICANT CHANGES?

The volatile market has presented many opportunities to keep the portfolio refreshed by trimming some holdings and adding to others. We took advantage of a spike up in the price of Artesyn Technologies (0.82%)* during January to sell the bulk of our position before it "round-tripped" back to its starting price. We initiated a position in DII Group (0.31%)*, believing that this contract electronics manufacturer is on the verge of an earnings break-out. And we added a new position in Hyperion Solutions (1.61%)*, believing that it has a great opportunity to become the dominant player in the mushrooming "business intelligence" software industry.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Prevailing sentiment seems to be that there is no catalyst forthcoming to boost the small-caps during the later stages of this bull market. Further, the view is that small-caps will fare poorly in a market downturn, due to their poor liquidity and generally greater economic sensitivity. Thus, money flows are moving decisively away from the small-cap sector, leading to an environment where there are plenty of sellers and relatively few buyers.

Within the small-cap sector, the only stocks which have performed well are those with favorable price momentum, positive earnings revisions, and big average daily trading volumes. Everything else is just withering away, totally neglected. Earnings-based valuation appears to have lost any relevance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The recent past has been grim, but it is always darkest before dawn. The environment is ripe for a change, but it is not clear what will be the catalyst. Valuation measures suggest that when the change comes, the small-cap sector should outperform strongly. As always, we are sticking resolutely to our disciplines.

                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                  IAI CAPITAL
               APPRECIATION FUND      RUSSELL 2500
              (INCEPTION 02/01/96)    GROWTH INDEX     S&P 500 INDEX
              --------------------    ------------     -------------

02/01/96            10,000               10,000           10,000
03/31/96            11,240               10,667           10,196
03/31/97            13,900               10,554           12,229
03/31/98            21,195               14,630           18,113
03/31/99            17,144               13,428           21,392


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/99

                                                                 Since Inception
                                                  1 Year             2/01/96
--------------------------------------------------------------------------------
IAI CAPITAL APPRECIATION FUND                    (19.11%)             18.59%
--------------------------------------------------------------------------------
Russell 2500 Growth Index                         (8.22%)              9.76%
--------------------------------------------------------------------------------
S&P 500 Index                                     18.45%              27.17%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS(1)

                                                             % of Net Assets
                                                          ----------------------
Issue                             Sector                  3/31/99        3/31/98
--------------------------------------------------------------------------------
Nielsen Media Research            Commercial Services       7.35             --
Apollo Group Class A              Consumer Services         5.68             --
Catalina Marketing                Commercial Services       5.01           2.00
Valassis Communications           Commercial Services       4.75           2.19
Xomed Surgical Products           Health Technology         4.63           4.09
American Management Systems       Technology Services       4.50           2.75
Strayer Education                 Consumer Services         3.78           3.91
Respironics                       Health Technology         3.49           0.24
CMAC Investment                   Financial                 3.39           2.87
CCC Information Services          Financial                 3.24           3.77
================================================================================
TOTAL                                                      45.82          21.82

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO LETTER TO SHAREHOLDERS & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI CAPITAL APPRECIATION FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. INVESTORS SHOULD CONSIDER THE INHERENT RISKS OF INVESTING IN SMALL-CAP SECURITIES DURING PERIODS OF MARKET VOLATILITY. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND


IAI EMERGING GROWTH FUND

[PHOTO]
CURT D. MCLEOD, CFA
IAI EMERGING GROWTH
FUND MANAGER

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/99

[BAR CHART]

TECHNOLOGY SERVICES     18.0%
COMMERCIAL SERVICES     10.5%
ELECTRONIC TECHNOLOGY    6.4%
RETAIL TRADE             5.0%
HEALTH SERVICES          4.5%

* PERCENTAGE OF NET ASSETS AS OF 3/31/99


HOW HAS THE FUND PERFORMED?

The IAI Emerging Growth Fund gained 3.56% for the year ended March 31, 1999, despite a tough market backdrop for small cap stocks. This compares to (8.22%) and 18.45% for the Russell 2500 Growth and S&P 500 indices, respectively.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

The strong results in the year can largely be attributed to one of our long-time holdings in Tut Systems (29.84%)*. Tut, a provider of high-speed access solutions for the communications market, sold stock in an initial public offering and was well received by the market. Other strong contributors to performance in the year were Knight/Trimark Group (1.86%)*, a financial services firm that focuses on securities trading, and Abacus Direct (1.23%)*, a specialized information services provider for the direct marketing industry. Sipex (sold), within the technology sector, and Total Renal Care (sold), within health care, were two of the biggest disappointments and were eliminated from the Fund.

WERE THERE ANY SIGNIFICANT CHANGES?

In addition to Knight/Trimark Group, several other stocks were added during the year that immediately contributed significantly to performance. These included Modem Media Poppe Tyson (0.68%)*, Critical Path (1.13%)*, and Ziff-Davis-ZDNet (0.90%)*.

The Fund's portfolio of restricted securities represents 41.2% of net assets. As a result of the increase in valuation of certain restricted securities, Emerging Growth Fund's net assets significantly exceed the15% limitation in illiquid restricted securities.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The small cap market continues to significantly lag the large cap market. The S&P 500 Index, a measure of large cap performance, rose 18.45% during the year, outpacing the widely recognized small cap index, the Russell 2000 Index, which declined (16.26%).

WHAT IS YOUR OUTLOOK FOR THE FUND?

Due to the performance divergence between large cap stocks and small caps, we think there is tremendous value in small cap stocks. But what continues to be unknown is what event will unlock the value from this depressed asset class. We continue to focus on owning the strongest companies with attractive growth prospects and believe that when money returns to the small cap asset class, the Fund will be well positioned to deliver strong returns.

The Fund is actively seeking liquidation opportunities which would reduce the percentage of the Fund's investment portfolio comprised of restricted securities. The Fund's ability to liquidate such securities may be limited by legal or contractual provisions. The Fund intends to pursue such opportunities when deemed in the best interest of the shareholders.

                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                IAI EMERGING
                 GROWTH FUND         RUSSELL 2500
             (INCEPTION 08/05/91)    GROWTH INDEX     S&P 500 INDEX
             --------------------    ------------     -------------

08/05/91            10,000              10,000           10,000
03/31/92            11,923              11,641           10,631
03/31/93            14,534              12,251           12,255
03/31/94            16,776              13,505           12,431
03/31/95            18,489              14,897           14,368
03/31/96            28,703              19,626           18,987
03/31/97            22,111              19,418           22,772
03/31/98            29,492              26,918           33,730
03/31/99            30,544              24,707           39,873


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/99

                                                                 Since Inception
                                          1 Year      5 Years        8/05/91
--------------------------------------------------------------------------------
IAI EMERGING GROWTH FUND                   3.56%       12.72%        15.69%
--------------------------------------------------------------------------------
Russell 2500 Growth Index                 (8.22%)      12.84%        12.52%*
--------------------------------------------------------------------------------
S&P 500 Index                             18.45%       26.25%        19.77%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 8/01/91

TOP TEN HOLDINGS(1)

                                                               % of Net Assets
                                                            --------------------
Issue                                 Sector                  3/31/99    3/31/98
--------------------------------------------------------------------------------
Tut Systems*                          Electronic Technology    29.84      2.94
Myelos Neurosciences
   Preferred Stock*                   BioTechnology             4.06      0.93
Intellon Preferred Stock*             Electronic Technology     2.42      0.89
Spectrum Equity Investors L.P.*       Financial                 2.21      0.79
CSG Systems International             Technology Services       1.93      2.24
Knight/Trimark Group Class A          Financial                 1.86        --
Profit Recovery Group International   Commercial Services       1.64      1.19
Transaction Systems
     Architects Class A               Technology Services       1.54      2.05
QLogic                                Electronic Technology     1.53      0.96
Acxiom                                Technology Services       1.49      0.97
================================================================================
TOTAL                                                          48.52     12.96

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS
 *  RESTRICTED SECURITY


NOTE TO LETTER TO SHAREHOLDERS & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI EMERGING GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. INVESTORS SHOULD CONSIDER THE INHERENT RISKS OF INVESTING IN SMALL-CAP SECURITIES DURING PERIODS OF MARKET VOLATILITY. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

                              FUND MANAGER'S REVIEW
                                 IAI GROWTH FUND


IAI GROWTH FUND

[PHOTO]
DAVID A. MCDONALD
IAI GROWTH FUND MANAGER

TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/99

[BAR CHART]

HEALTH TECHNOLOGY        18.6%
ELECTRONIC TECHNOLOGY    14.5%
CONSUMER NON-DURABLES     9.6%
TECHNOLOGY SERVICES       9.5%
COMMERCIAL SERVICES       6.5%

* PERCENTAGE OF NET ASSETS AS OF 3/31/99


HOW HAS THE FUND PERFORMED?

The market, as measured by the S&P 500 Index, continued its winning ways during the year ended March 31, 1999, returning 18.45% including dividends. The IAI Growth Fund also generated positive absolute returns, rising 14.94%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Performance was helped by our overweight position in the technology sector. America Online (1.88%)*, Microsoft (4.02%*), and Amdocs (1.51%)* were the three largest contributors to performance. The seemingly unquenchable thirst for the Internet drove AOL, while a more positive regulatory outlook and robust business conditions in the billing sector drove Microsoft and Amdocs, respectively. The Fund suffered poor performance from a few large holdings, notably Bergen Brunswig (2.66%)*, Cendant (3.22%)*, and Waste Management (3.40%)*. These stocks have taken a breather so far in 1999 after delivering strong performance in the fourth quarter of 1998.

WERE THERE ANY SIGNIFICANT CHANGES?

Transaction activity was normal as we initiated positions in three companies:
Comverse Technology (1.10%)*, Patterson Dental (3.21%)*, and Uniphase (sold). A number of positions were eliminated including AirTouch Communications (sold), Century Telephone (sold), Citigroup (sold), Dollar General (sold), Sysco (sold), and Uniphase (sold) (it increased over 40% in just six weeks).

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

We remain concerned about how narrow the market has been. Near term performance pressures have many investors selling any stock that is not working currently and chasing any stock with price momentum, virtually without regard to valuation. The result is that just 21 stocks accounted for all of the gain in the S&P 500 Index.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook has turned more guarded. The market is narrower, myopic, fixated on returns with little regard for risk, and 20-30% over valued by most conventional measures. Therefore, we continue to focus on risk management in order to preserve returns as much as possible. This means maintaining a diversified portfolio of high quality, predictable growth companies and paying close attention to valuations.

                              FUND MANAGER'S REVIEW
                                 IAI GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                 IAI GROWTH FUND
               (INCEPTION 08/06/93)    S&P 500 INDEX
               --------------------    -------------

08/06/93             10,000               10,000
03/31/94              9,700               10,142
03/31/95             10,990               11,723
03/31/96             12,970               15,491
03/31/97             14,060               18,580
03/31/98             19,539               27,519
03/31/99             22,457               32,501


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/99

                                                                 Since Inception
                                      1 Year        5 Year           8/06/93
--------------------------------------------------------------------------------
IAI GROWTH FUND                       14.94%        18.29%            15.39%
--------------------------------------------------------------------------------
S&P 500 Index                         18.45%        26.25%            23.13%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 8/01/93


TOP TEN HOLDINGS(1)

                                                             % of Net Assets
                                                          ----------------------
Issue                             Sector                  3/31/99        3/31/98
--------------------------------------------------------------------------------
Microsoft                         Technology Services       4.02           1.09
General Electric                  Process Industries        3.91           2.46
Waste Management                  Industrial Services       3.40             --
Cendant                           Consumer Services         3.22           3.00
Patterson Dental                  Health Services           3.21             --
Johnson & Johnson                 Health Technology         3.13           1.14
Synopsys                          Electronic Technology     2.95             --
Intel                             Electronic Technology     2.88           0.95
Bergen Brunswig Class A           Commercial Services       2.66           2.16
Tyco International                Producer Manufacturing    2.65           2.92
================================================================================
TOTAL                                                      32.03          13.72

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO LETTER TO SHAREHOLDERS & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND


IAI MIDCAP GROWTH FUND

[PHOTO]
MARK HOONSBEEN, CFA
IAI MIDCAP GROWTH
FUND MANAGER

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/99

[BAR CHART]

ELECTRONIC TECHNOLOGY    18.0%
COMMERCIAL SERVICES      11.7%
FINANCIAL                10.5%
HEALTH TECHNOLOGY         9.5%
RETAIL TRADE              9.4%

* PERCENTAGE OF NET ASSETS AS OF 3/31/99


HOW HAS THE FUND PERFORMED?

The IAI Midcap Growth Fund showed good relative performance during the year ended March 31, 1999. The portfolio gained 18.31% while the S&P Midcap Index rose only 0.45% and the S&P 500 Index rose 18.45%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

We had some of our strongest performance from the Fund's largest positions. AFLAC (3.31%)*, Biogen (2.20%)*, Harley-Davidson (1.97%)*, Family Dollar Stores (1.83%)*, Tut Systems (6.74%)*, and Sundstrand (sold) rose sharply during the year. Smith International (1.51%) was also a top performer with the bounce back in energy stocks as oil prices strengthened. Sterling Commerce (sold) was the biggest disappointment and was eliminated from the Fund.

WERE THERE ANY SIGNIFICANT CHANGES?

Our job has been to continuously sift through the Fund to make sure the reasons we bought the stocks remain intact. As a result of these reviews, we sold our positions in Interim Services (sold), Finova Group (sold), Stewart Enterprises
(sold), Whitman (sold), and Platinum Technology (sold). In other instances, we have used weakening stock prices to add to our positions.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The U.S. stock markets continued to be led by a small number of stocks, the very same stocks that created large performance disparities in 1998. Technology stocks and the very largest stocks continued their strong performance. In the first quarter, the NASDAQ market (a proxy for large technology) was up 12.3%, the S&P 500 Index was up 5.0%, while the S&P Midcap 400 Index was down (6.4%), and the Russell 2000 Index was down (5.4%).

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook on the market has not changed from year-end. The valuation disparity between large cap stocks and the rest of the market has reached levels that cannot be sustained. The midcap sector should begin to show better relative performance since large numbers of stocks in the sector are showing attractive valuations. We are not changing our strategies. We are focused on midcap stocks with growth characteristics and continue to run very balanced weightings across sectors.

                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                  IAI MIDCAP
                  GROWTH FUND
              (INCEPTION 04/10/92)   S&P MIDCAP INDEX    S&P 500 INDEX
              -------------------    ----------------    -------------

04/10/92            10,000                10,000            10,000
03/31/93            11,909                11,617            11,527
03/31/94            13,862                12,331            11,693
03/31/95            16,305                13,370            13,515
03/31/96            20,139                17,179            17,859
03/31/97            20,768                19,004            21,420
03/31/98            25,372                28,324            31,727
03/31/99            30,022                28,451            37,505


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/99
                                                                 Since Inception
                                       1 Year       5 Years          4/10/92
--------------------------------------------------------------------------------
IAI MIDCAP GROWTH FUND                  18.31%        16.72%          17.07%
--------------------------------------------------------------------------------

S&P Midcap Index                         0.45%        18.20%          16.11%*
--------------------------------------------------------------------------------
S&P 500 Index                           18.45%        26.25%          20.78%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92


TOP TEN HOLDINGS(1)

                                                             % of Net Assets
                                                          ----------------------
Issue                             Sector                  3/31/99        3/31/98
--------------------------------------------------------------------------------
Tut Systems*                      Electronic Technology     6.74           0.85
AFLAC                             Financial                 3.31             --
Biogen                            Health Technology         2.20           0.76
Dial                              Consumer Non-Durables     2.16           1.71
Fiserv                            Technology Services       2.05           1.66
Harley-Davidson                   Consumer Durables         1.97             --
Sybron International              Health Technology         1.91             --
Synopsys                          Electronic Technology     1.83           0.79
Family Dollar Stores              Retail Trade              1.83             --
Danaher                           Producer Manufacturing    1.82           0.77
================================================================================
TOTAL                                                      25.82           6.54

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS
 *  RESTRICTED SECURITY


NOTE TO LETTER TO SHAREHOLDERS & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI MIDCAP GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND


                                 MARCH 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 98.9%
                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 22.3%
Barnett (b)                                     29,800             $    260,750
Billing Concepts (b)                            37,000                  439,375
Catalina Marketing (b)                          22,300                1,915,012
Nielson Media Research                         113,800                2,809,438
Right Management Consultants (b)                45,400                  717,888
Scientific Games (b)                            32,400                  575,100
Valassis Communications (b)                     35,100                1,816,425
                                                                   -------------
                                                                      8,533,988
--------------------------------------------------------------------------------
CONSUMER DURABLES - 1.5%
Aftermarket Technology (b)                      85,800                  584,512
--------------------------------------------------------------------------------
CONSUMER SERVICES - 14.4%
Apollo Group Class A (b)                        72,700                2,171,913
Coach USA (b)                                   40,000                1,100,000
Sinclair Broadcast Class A (b)                  53,200                  774,725
Strayer Education                               39,050                1,444,850
                                                                   -------------
                                                                      5,491,488
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 6.6%
Artesyn Technologies (b)                        25,352                  313,731
Black Box (b)                                   29,600                  917,600
DII Group (b)                                    4,000                  117,000
Microchip Technology (b)                        12,300                  425,888
PPT Vision (b)                                  74,700                  373,500
Tollgrade Communications (b)                    21,800                  362,425
                                                                   -------------
                                                                      2,510,144
--------------------------------------------------------------------------------
ENERGY MINERALS - 1.4%
Noble Affiliates                                14,400                  417,600
Nuevo Energy (b)                                 9,100                  122,850
                                                                   -------------
                                                                        540,450
--------------------------------------------------------------------------------

                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
FINANCIAL - 14.6%
Amerin (b)                                      34,600             $    702,812
CCC Information Services (b)                   106,700                1,240,388
CMAC Investment                                 33,200                1,294,800
Enhance Financial Services                      25,700                  584,675
Federated Investors Class B                     37,000                  672,938
First Commonwealth (b)                          20,300                  301,962
INSpire Insurance Solutions (b)                 25,300                  480,700
UniCapital (b)                                  47,900                  305,363
                                                                   -------------
                                                                      5,583,638
--------------------------------------------------------------------------------
HEALTH SERVICES - 4.2%
Cardinal Health                                  9,602                  633,732
First Health Group (b)                           5,400                   86,737
IMPATH (b)                                       5,900                  144,550
Patterson Dental (b)                            17,150                  741,738
                                                                   -------------
                                                                      1,606,757
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 10.6%
Mentor                                          64,300                  944,406
Respironics (b)                                101,200                1,334,575
Xomed Surgical Products (b)                     45,150                1,772,138
                                                                   -------------
                                                                      4,051,119
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.2%
Petroleum Geo-Services ADR (b)                  22,400                  341,600
Quanta Services (b)                             13,700                  348,494
Service Experts (b)                             23,700                  319,950
Superior Services (b)                           11,900                  235,768
                                                                   -------------
                                                                      1,245,812
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 2.0%
AptarGroup                                      14,500                  377,000
Flanders (b)                                    94,300                  241,644
Minerals Technologies                            2,900                  139,200
                                                                   -------------
                                                                        757,844
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21
12

                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND


                                 MARCH 31, 1999

COMMON STOCKS (CONT.)
                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 4.2%
JLK Direct Distribution Class A (b)             46,600             $    436,875
Watsco                                          20,850                  304,931
Zebra Technologies Class A (b)                  35,900                  852,625
                                                                   -------------
                                                                      1,594,431
--------------------------------------------------------------------------------
RETAIL TRADE - 1.6%
Lithia Motors Class A (b)                        9,600                  152,400
MSC Industrial Direct Class A (b)               26,800                  455,600
                                                                   -------------
                                                                        608,000
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 12.3%
American Management Systems (b)                 50,400                1,719,900
BISYS Group (b)                                 20,000                1,125,000
Great Plains Software (b)                        4,100                  158,618
Hyperion Solutions (b)                          42,500                  616,250
International Telecommunication
   Data Systems (b)                             14,800                  183,150
Mastech (b)                                     43,500                  565,500
Pinnacle Holdings (b)                           16,400                  248,050
UBICS (b)                                       21,800                  103,550
                                                                   -------------
                                                                      4,720,018
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $35,439,246)..............................................$   37,828,201
================================================================================
TOTAL INVESTMENTS IN
SECURITIES
(COST: $35,439,246) (e)..........................................$   37,828,201
================================================================================
OTHER ASSETS AND LIABILITIES
(NET) - 1.1%
   ..............................................................$      406,475
================================================================================
TOTAL NET ASSETS
   ..............................................................$   38,234,676
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND


                                 MARCH 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 57.1%
                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 10.5%
Abacus Direct (b)                                9,000             $    738,000
ABR Information Services (b)                    30,300                  526,462
Best Software (b)                               42,200                  569,700
Concur Technologies (b)                         10,000                  451,250
Metzler Group (b)                               27,800                  872,225
Modem Media Poppe Tyson (b)                      9,500                  407,313
Profit Recovery Group
   International (b)                            24,800                  979,600
Romac International (b)                         40,300                  342,550
Sylvan Learning Systems (b)                     20,575                  563,241
United Natural Foods (b)                        33,800                  790,075
                                                                   -------------
                                                                      6,240,416
--------------------------------------------------------------------------------
CONSUMER DURABLES - 0.9%
Select Comfort (b)                              20,000                  557,500
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.8%
Starbucks (b)                                   15,800                  443,388
--------------------------------------------------------------------------------
CONSUMER SERVICES - 3.2%
Apollo Group Class A (b)                        23,950                  715,506
Papa John's International (b)                   15,200                  670,700
Ziff-Davis (b)                                  15,000                  540,000
                                                                   -------------
                                                                      1,926,206
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 6.4%
Inter-Tel                                       19,400                  301,912
Mercury Computer Systems (b)                    18,500                  333,000
Micrel (b)                                      12,450                  623,278
QLogic (b)                                      13,600                  912,900
Security Dynamics Technologies (b)              30,000                  558,750
Uniphase (b)                                     6,000                  690,750
Vitesse Semiconductor (b)                        8,100                  410,063
                                                                   -------------
                                                                      3,830,653
--------------------------------------------------------------------------------
FINANCIAL - 2.6%
Knight/Trimark Group Class A (b)                16,600                1,112,200
Rent-A-Center (b)                               15,700                  451,375
                                                                   -------------
                                                                      1,563,575
--------------------------------------------------------------------------------

                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
HEALTH SERVICES - 4.5%
American Oncology Resources (b)                 41,300             $    371,700
Medical Manager (b)                             36,100                  834,812
Renal Care Group (b)                            37,100                  728,088
Superior Consultant Holdings (b)                21,600                  737,100
                                                                   -------------
                                                                      2,671,700
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 4.4%
GalaGen (b)                                    235,309                  455,910
Medicis Pharmaceutical Class A (b)              28,650                  859,500
MiniMed (b)                                      8,700                  884,138
Watson Pharmaceuticals (b)                      10,100                  445,663
                                                                   -------------
                                                                      2,645,211
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 0.8%
Rental Service (b)                              27,300                  477,750
--------------------------------------------------------------------------------
RETAIL TRADE - 5.0%
99 Cents Only Stores (b)                        20,125                  854,055
Bed Bath & Beyond (b)                           14,800                  540,200
Express Scripts Class A (b)                      8,400                  721,875
Wild Oats Markets (b)                           32,300                  876,137
                                                                   -------------
                                                                      2,992,267
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21
14

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND


                                 MARCH 31, 1999

COMMON STOCKS (CONT.)
                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 18.0%
Acxiom (b)                                      33,600             $    890,400
Aspect Development (b)                          25,000                  581,250
Citrix Systems (b)                              18,300                  697,688
Critical Path (b)                                8,800                  677,600
CSG Systems International (b)                   29,200                1,151,575
Great Plains Software (b)                       20,900                  808,569
HNC Software (b)                                24,200                  792,550
IMRglobal (b)                                   27,200                  482,800
International Telecommunication
   Data Systems (b)                             62,500                  773,438
Legato Systems (b)                               9,000                  464,625
Network Appliance (b)                           10,850                  549,280
Peregrine Systems (b)                           25,600                  860,800
Transaction Systems
   Architects Class A (b)                       25,500                  918,000
Whittman-Hart (b)                               24,900                  535,350
Wind River Systems (b)                          33,250                  592,266
                                                                   -------------
                                                                     10,776,191
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $30,598,843)..............................................$   34,124,857
================================================================================

RESTRICTED SECURITIES - 41.2%
                                                                       Market
                                             Quantity (c)            Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS - 29.7%
AccessLine Technologies Class A (b)                818             $        491
Aclara BioSciences (b)                           5,021                      803
PACE Health Management
   Systems (b)(d)                              471,473                   16,974
Tut Systems (b)                                396,376               17,747,735
                                                                   -------------
                                                                     17,766,003
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 7.5%
AccessLine Technologies
   Series A (b)                                 21,158                   21,158
Intellon Series A (b)                          200,000                  372,000
Intellon Series B (b)                          578,763                1,076,500
Myelos Neurosciences
   Series A (b)(d)                             500,000                  900,000
Myelos Neurosciences
   Series B (b)(d)                             571,429                1,028,572
Myelos Neurosciences
   Series C (b)(d)                             277,778                  500,000
PACE Health Management
   Systems Series A (b)(d)                   1,125,000                  562,500
                                                                   -------------
                                                                      4,460,730
--------------------------------------------------------------------------------

                                                Ownership              Market
                                              Percentage (c)         Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 3.9%
Alta Berkeley III, foreign (b)                    1.78%                 325,940
South Street Corporate
   Recovery Fund I (b)                            0.69                       --
South Street Leveraged Corporate
   Recovery Fund I (b)                            1.65                       --
Spectrum Equity Investors (b)                     0.92                1,321,737
Vanguard Associates IV (b)                        1.35                  653,983
                                                                   -------------
                                                                      2,301,660
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES (CONT.)
                                            Principal                 Market
       Rate              Maturity           Amount (c)              Value (a)
--------------------------------------------------------------------------------
CONVERTIBLE DEBENTURES  0.0%
Air Communications Series B (b)
10.00%                   02/28/97           $  258,332             $         --
--------------------------------------------------------------------------------

                                                                       Market
                                             Quantity (c)            Value (a)
--------------------------------------------------------------------------------
CALL OPTIONS - 0.1%
GalaGen, $2.56, 02/22/03                         4,062                       --
GalaGen, $2.56, 12/27/05                           812                       --
Tut Systems, $0.36, 01/31/04                     2,000                   88,830
                                                                   -------------
                                                                         88,830
--------------------------------------------------------------------------------
WARRANTS - 0.0%
AccessLine Technologies,
   $0.60,   10/15/99                            71,420                        1
GalaGen, $11.08, 06/16/99                        5,687                       --
GalaGen, $11.08, 03/24/00                        2,256                       --
GalaGen, $11.08, 07/09/00                        1,805                       --
GalaGen, $7.00, 01/29/01                        22,501                       --
PACE Health Management
   Systems, $4.12, 01/31/00 (d)                 21,820                       --
PACE Health Management
   Systems, $.50, 07/07/02 (d)                 562,500                        5
PACE Health Management
   Systems, $3.00, 08/31/05 (d)                 35,000                       --
                                                                   -------------
                                                                              6
================================================================================
TOTAL INVESTMENTS IN RESTRICTED SECURITIES
(COST: $9,656,393)...............................................$   24,617,229
================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $40,255,236) (e)..........................................$   58,742,086
================================================================================
OTHER ASSETS AND LIABILITIES
(NET) - 1.7%
   ..............................................................$    1,033,651
================================================================================
TOTAL NET ASSETS
   ..............................................................$   59,775,737
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21
16

                                 FUND PORTFOLIO
                                 IAI GROWTH FUND


                                 MARCH 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 92.8%
                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.5%
Amdocs (b)                                      10,030             $    216,899
Bergen Brunswig Class A                         19,100                  382,000
Galileo International                            3,400                  164,475
SunGard Data Systems (b)                         4,100                  164,000
                                                                   -------------
                                                                        927,374
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 9.6%
Clorox                                           1,050                  123,047
Coca-Cola                                        2,100                  128,888
Colgate-Palmolive                                1,030                   94,760
Dial                                             9,220                  316,938
Gillette                                         2,200                  130,762
Pepsico                                          3,280                  128,535
Philip Morris                                    3,240                  114,008
Procter & Gamble                                 3,420                  334,945
                                                                   -------------
                                                                      1,371,883
--------------------------------------------------------------------------------
CONSUMER SERVICES - 3.2%
Cendant (b)                                     29,348                  462,231
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 14.5%
Cisco Systems (b)                                2,200                  241,037
Compaq Computer                                  2,810                   89,042
Comverse Technology (b)                          1,850                  157,250
Dell Computer (b)                                1,850                   75,619
EMC (b)                                          1,020                  130,305
Intel                                            3,470                  413,364
International Business Machines                    860                  152,435
Lucent Technologies                              3,240                  349,110
SBC Communications                               1,100                   51,838
Synopsys (b)                                     7,870                  423,012
                                                                   -------------
                                                                      2,083,012
--------------------------------------------------------------------------------

                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
ENERGY MINERALS - 0.0%
BP Amoco ADR                                        10             $      1,009
--------------------------------------------------------------------------------
FINANCIAL - 6.4%
American Express                                   800                   94,000
American International Group                     1,400                  168,875
Associates First Capital                         3,200                  144,000
Fannie Mae                                       3,600                  249,300
Federal Home Loan
   Mortgage Corporation                          2,200                  125,675
State Street                                     1,670                  137,253
                                                                   -------------
                                                                        919,103
--------------------------------------------------------------------------------
HEALTH SERVICES - 4.8%
Cardinal Health                                  3,495                  230,670
Patterson Dental (b)                            10,650                  460,613
                                                                   -------------
                                                                        691,283
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 18.6%
Abbott Laboratories                              3,800                  177,888
American Home Products                           2,170                  141,592
Bristol-Myers Squibb                             5,360                  344,715
Eli Lilly & Company                              2,200                  186,725
Johnson & Johnson                                4,790                  448,762
Medtronic                                        3,050                  218,838
Merck & Company                                  3,780                  303,109
Pfizer                                           2,580                  357,975
Schering-Plough                                  3,600                  199,125
Warner-Lambert                                   4,480                  296,520
                                                                   -------------
                                                                      2,675,249
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                                 IAI GROWTH FUND


                                 MARCH 31, 1999

COMMON STOCKS (CONT.)
                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.4%
Newpark Resources (b)                           19,200             $    139,200
Waste Management                                10,990                  487,681
                                                                   -------------
                                                                        626,881
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 4.7%
Ecolab                                           3,100                  110,050
General Electric                                 5,070                  560,869
                                                                   -------------
                                                                        670,919
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 4.4%
Lexmark International
   Group Class A (b)                             1,340                  149,745
Tyco International                               5,300                  380,275
Xerox                                            2,000                  106,750
                                                                   -------------
                                                                        636,770
--------------------------------------------------------------------------------
RETAIL TRADE - 4.5%
Abercrombie & Fitch Class A (b)                  1,710                  157,320
Home Depot                                       2,600                  161,850
Staples (b)                                      3,375                  110,953
Wal-Mart Stores                                  2,400                  221,250
                                                                   -------------
                                                                        651,373
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 9.5%
America Online (b)                               1,850                  270,100
BMC Software (b)                                 6,000                  222,375
First Data                                       3,570                  152,618
Fiserv (b)                                       2,480                  132,990
Microsoft (b)                                    6,440                  577,185
                                                                   -------------
                                                                      1,355,268
--------------------------------------------------------------------------------

                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
UTILITIES - 1.7%
Ameritech                                          940             $     54,402
MCI Worldcom (b)                                 2,200                  194,838
                                                                   -------------
                                                                        249,240
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $10,723,259)..............................................$   13,321,595
================================================================================
TOTAL INVESTMENTS IN
SECURITIES
(COST: $10,723,259) (e)..........................................$   13,321,595
================================================================================
OTHER ASSETS & LIABILITIES
(NET) 7.2%
   ..............................................................$    1,033,097
================================================================================
TOTAL NET ASSETS
   ..............................................................$   14,354,692
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 93.3%
                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 11.7%
Bergen Brunswig Class A                         21,500             $    430,000
Cintas                                           9,700                  634,138
Concord EFS (b)                                  9,800                  270,112
Galileo International                           11,600                  561,150
Metzler Group (b)                               18,900                  592,987
Paychex                                          8,100                  384,244
Quintiles Transnational (b)                     15,600                  588,900
Robert Half International (b)                   18,400                  603,750
SunGard Data Systems (b)                        13,800                  552,000
                                                                   -------------
                                                                      4,617,281
--------------------------------------------------------------------------------
CONSUMER DURABLES - 4.0%
Electronic Arts (b)                              6,400                  304,000
Harley-Davidson                                 13,500                  776,250
Leggett & Platt                                 24,600                  492,000
                                                                   -------------
                                                                      1,572,250
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 7.5%
Dean Foods                                      17,300                  616,312
Dial                                            24,800                  852,500
Jones Apparel Group (b)                         15,000                  419,063
McCormick & Company                             22,800                  661,200
Starbucks (b)                                   14,000                  392,875
                                                                   -------------
                                                                      2,941,950
--------------------------------------------------------------------------------
CONSUMER SERVICES - 4.2%
Apollo Group Class A (b)                        18,200                  543,725
Harte-Hanks Communications                      19,400                  532,288
Washington Post                                  1,100                  573,650
                                                                   -------------
                                                                      1,649,663
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 18.0%
ADC Telecommunications (b)                      14,100                  672,394
Altera (b)                                       9,200                  547,400
Analog Devices (b)                              21,301                  633,705
Cadence Design Systems (b)                      24,500                  630,875
Comverse Technology (b)                          5,200                  442,000
Linear Technology                               13,000                  666,250
Maxim Integrated Products (b)                   12,600                  681,975
Qualcomm (b)                                     3,300                  410,438
Siebel Systems (b)                               8,000                  380,000

                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
Solectron (b)                                    9,400             $    456,487
Synopsys (b)                                    13,400                  720,250
Uniphase (b)                                     2,900                  333,862
Xilinx (b)                                      13,200                  535,425
                                                                   -------------
                                                                      7,111,061
--------------------------------------------------------------------------------
FINANCIAL - 10.5%
AFLAC                                           24,000                1,306,500
City National                                   19,300                  595,888
First Tennessee National                        10,900                  399,212
Knight/Trimark Group Class A (b)                 9,200                  616,400
Mercantile Bankshares                           18,200                  673,400
T. Rowe Price                                   10,300                  354,063
Zions Bancorporation                             2,600                  172,900
                                                                   -------------
                                                                      4,118,363
--------------------------------------------------------------------------------
HEALTH SERVICES - 1.9%
Health Management Class A (b)                   43,300                  527,719
ServiceMaster                                    2,450                   49,765
Total Renal Care (b)                            15,200                  167,200
                                                                   -------------
                                                                        744,684
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 9.5%
Biogen (b)                                       7,600                  868,775
Biomet                                          14,500                  608,094
Centocor (b)                                     7,300                  270,100
GalaGen (b)                                     47,398                   91,834
Hillenbrand Industries                           9,100                  420,306
Mylan Laboratories                              14,400                  395,100
Sybron International (b)                        30,200                  755,000
Watson Pharmaceuticals (b)                       7,800                  344,175
                                                                   -------------
                                                                      3,753,384
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.2%
AES (b)                                          8,000                  298,000
Allied Waste Industries (b)                     24,300                  350,831
Smith International (b)                         14,900                  596,000
                                                                   -------------
                                                                      1,244,831
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 0.8%
Solutia                                         18,300                  317,962
--------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

COMMON STOCKS (CONT.)
                                                                       Market
                                              Quantity               Value (a)
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.3%
American Power Conversion (b)                   16,100             $    434,700
Danaher                                         13,700                  715,825
Kaydon                                          16,800                  486,150
Lexmark International
   Group Class A (b)                             4,200                  469,350
                                                                   -------------
                                                                      2,106,025
--------------------------------------------------------------------------------
RETAIL TRADE - 9.4%
Abercrombie & Fitch Class A (b)                  6,400                  588,800
Bed Bath & Beyond (b)                           17,800                  649,700
Family Dollar Stores                            31,300                  719,900
Kohl's (b)                                       6,000                  425,250
Office Depot (b)                                16,100                  592,681
Ross Stores                                      4,600                  201,538
Staples (b)                                     16,350                  537,506
                                                                   -------------
                                                                      3,715,375
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 5.4%
Ciber (b)                                       15,700                  301,244
Citrix Systems (b)                               9,000                  343,125
Fiserv (b)                                      15,100                  809,738
Legato Systems (b)                               8,300                  428,488
Network Associates(b)                            7,900                  242,430
                                                                   -------------
                                                                      2,125,025
--------------------------------------------------------------------------------
TRANSPORTATION - 1.0%
Kansas City Southern                             7,200                  410,400
--------------------------------------------------------------------------------
UTILITIES - 0.9%
Century Telephone Enterprises                    5,200                  365,300
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $33,740,462)..............................................$   36,793,554
================================================================================

RESTRICTED SECURITIES- 8.4%
                                                                       Market
                                             Quantity (c)            Value (a)
--------------------------------------------------------------------------------
COMMON STOCK - 6.6%
Tut Systems (b)                                 58,387             $  2,614,278
--------------------------------------------------------------------------------

                                                Ownership              Market
                                              Percentage (c)         Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 1.7%
South Street Leveraged
   Corporate Recovery Fund I (b)                  1.10%                      --
Spectrum Equity Investors (b)                     0.46                  660,891
                                                                   -------------
                                                                        660,891
--------------------------------------------------------------------------------

                                                                       Market
                                             Quantity (c)            Value (a)
--------------------------------------------------------------------------------
CALL OPTIONS - 0.1%
GalaGen, $2.56, 02/22/03                         1,354                       --
Tut Systems, $0.36, 01/31/04                     1,000                   44,415
                                                                   -------------
                                                                         44,415
================================================================================
TOTAL INVESTMENTS IN RESTRICTED SECURITIES
(COST: $359,875).................................................$    3,319,584
================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $34,100,337) (e)..........................................$   40,113,138
================================================================================
OTHER ASSETS AND LIABILITIES
(NET) - (1.7%)
   ..............................................................$     (681,898)
================================================================================
TOTAL NET ASSETS
   ..............................................................$   39,431,240
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21
20

                            NOTES TO FUND PORTFOLIOS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at March 31, 1999, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1999, is shown on pages 23-25.

                                       (d)

Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at March 31, 1999. A summary of transactions during the period with affiliated issuers of the Funds follows:

                                       IAI EMERGING GROWTH FUND AFFILIATED ISSUERS
--------------------------------------------------------------------------------------------------------------------------
                                                  PURCHASES                    SALES               REALIZED     INVESTMENT
---------------------------------------------------------------------------------------------
    ISSUER                                  QUANTITY       COST        QUANTITY      PROCEEDS     GAIN (LOSS)     INCOME
--------------------------------------------------------------------------------------------------------------------------
*   GalaGen Options 05/22/98                     --     $       --        4,062     $     --       $     --       $    --
*   GalaGen Options 02/22/03                  4,062     $       --           --     $     --       $     --       $    --
*   GalaGen Options 12/27/05                    812     $       --           --     $     --       $     --       $    --
*   GalaGen Options 03/27/01                    271     $       --          812     $     --       $     --       $    --
    Myelos Neurosciences Series C PFD       277,778     $  500,294           --     $     --       $     --       $    --
    PACE Health Management
         Systems Warrants 07/07/02               --     $       --       62,501     $     --       $     --       $    --
*1  Tut Common Stock                        396,376     $2,009,721           --     $     --       $     --       $    --
*1  Tut series D Preferred Stock                 --     $       --      467,092     $420,677       $     --       $    --
*1  Tut series E Preferred Stock                 --     $       --      217,391     $250,563       $     --       $    --
*1  Tut series F Preferred Stock                 --     $       --      780,000     $975,356       $     --       $    --
*1  Tut series G Preferred Stock                 --     $       --      121,020     $363,125       $     --       $    --
*   Tut Options 01/31/04                      2,000     $       --           --     $     --       $     --       $    --

* SECURITIES THAT WERE AFFILIATED DURING THE YEAR ENDING ON 3/31/99 BUT NOT AT 3/31/99
1 TUT PREFERRED STOCK WITH A TOTAL COST OF $2,009,721 CONVERTED 1 FOR 4 INTO
  COMMON STOCK

                            NOTES TO FUND PORTFOLIOS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

                                     IAI MIDCAP GROWTH FUND AFFILIATED ISSUERS
----------------------------------------------------------------------------------------------------------------------
                                               PURCHASES                  SALES               REALIZED      INVESTMENT
----------------------------------------------------------------------------------------
    ISSUER                              QUANTITY       COST        QUANTITY     PROCEEDS     GAIN (LOSS)      INCOME
----------------------------------------------------------------------------------------------------------------------
*   GalaGen Options 05/22/98                --      $      --        1,354      $     --      $    --         $    --
*   GalaGen Options 02/22/03             1,354      $      --           --      $     --      $    --         $    --
*1  Tut Common Stock                    58,387      $ 210,349           --      $     --      $    --         $    --
*   Tut Options 01/31/94                 1,000      $      --           --      $     --      $    --         $    --
*1  Tut series D Preferred Stock            --      $      --      233,546      $210,349      $    --         $    --

* SECURITIES THAT WERE AFFILIATED DURING THE YEAR ENDING ON 3/31/99 BUT NOT AT 3/31/99
1 TUT PREFERRED STOCK WITH A TOTAL COST OF $210,349 CONVERTED 1 FOR 4 INTO
  COMMON STOCK


                                       (e)

At March 31, 1999, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                       IAI CAPITAL         IAI EMERGING        IAI GROWTH         IAI MIDCAP
                                    APPRECIATION FUND      GROWTH FUND            FUND            GROWTH FUND
-------------------------------------------------------------------------------------------------------------
Cost for federal tax purposes         $ 35,517,391         $ 41,646,801       $ 10,813,979       $ 34,418,279
                                   ==========================================================================

Gross unrealized appreciation         $  7,714,376         $ 24,940,738       $  2,739,616       $  9,110,646

Gross unrealized depreciation           (5,403,566)          (7,845,453)          (232,000)        (3,415,787)
                                   --------------------------------------------------------------------------
Net unrealized appreciation           $  2,310,810         $ 17,095,285       $  2,507,616       $  5,694,859
                                   ==========================================================================

                            NOTES TO FUND PORTFOLIOS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

COMMON STOCKS

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
AccessLine Technologies
   Class A                                06/30/94             $   708,949
Aclara BioSciences                        12/30/97                      --
PACE Health Management
   Systems                                01/11/94                 750,000
                                          01/31/95                 201,520
                                          04/27/95                 150,625
                                          06/20/95                  75,000
                                          09/17/96                 637,501
Tut Systems                               02/17/94                 400,293
                                          04/08/94                  20,384
                                          12/21/94                 250,563
                                          07/30/96                 975,356
                                          12/16/97                 363,125

CONVERTIBLE PREFERRED STOCKS

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
AccessLine Technologies
   Series A                               01/15/98             $    19,711
Intellon Series A                         03/24/94                 200,163
Intellon Series B                         04/03/96               1,076,676
Myelos Neurosciences
   Series A                               07/05/95                 500,000
Myelos Neurosciences
   Series B                               12/06/96               1,000,912
Myelos Neurosciences
   Series C                               07/15/98                 500,294
PACE Health Management
   Systems Series A                       07/07/97                 500,264
                                          08/12/97                 250,000
                                          12/22/97                 250,000
                                          02/19/98                 126,471

LIMITED PARTNERSHIPS

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
Alta Berkeley III, foreign                09/25/96             $    46,010
                                          06/06/97                  23,135
                                          11/05/97                  23,398
                                          07/27/98                  22,646
                                          02/09/99                  23,179
South Street Corporate
   Recovery Fund I                        10/03/95                      --
South Street Leveraged
   Corporate Recovery Fund I              10/03/95                      --
Spectrum Equity Investors                 02/12/97                  29,047
                                          02/26/97                  50,000
                                          05/05/97                  40,000
                                          06/10/97                  25,000
                                          09/30/97                  25,000
                                          12/09/97                  20,000
                                          01/20/98                  60,000
                                          07/24/98                  30,000
                                          02/10/99                  20,000
Vanguard Associates IV                    07/26/96                   2,811

                            NOTES TO FUND PORTFOLIOS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

CONVERTIBLE DEBENTURES

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
Air Communications
   Series B 02/28/97                      11/21/95             $    75,000
                                          11/30/95                  50,000
                                          02/26/96                  50,000
                                          03/22/96                  58,333
                                          05/21/96                  16,666
                                          06/25/96                   8,333

CALL OPTIONS

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
GalaGen 02/22/03                          02/22/94             $        --
                                          02/22/95                      --
                                          02/22/96                      --
                                          02/22/97                      --
                                          02/22/98                      --
GalaGen 12/27/05                          12/27/96                      --
                                          12/26/97                      --
                                          12/28/98                      --
Tut Systems 01/31/04                      02/16/94                      --

WARRANTS

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
AccessLine Technologies
   10/15/99                               12/27/98             $        --
GalaGen 06/16/99                          12/05/94                      --
GalaGen 03/24/00                          04/13/95                      --
GalaGen 07/09/00                          07/07/95                      --
GalaGen 01/29/01                          01/30/96                      --
                                          03/27/97                      --
PACE Health Management
   Systems 01/31/00                       03/30/95                      --
PACE Health Management
   Systems 07/07/02                       07/07/97                      --
                                          08/12/97                      --
                                          12/22/97                      --
                                          02/19/98                      --
PACE Health Management
   Systems 08/31/05                       01/16/96                      28

                            NOTES TO FUND PORTFOLIOS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

RESTRICTED SECURITIES
IAI MIDCAP GROWTH FUND

COMMON STOCK

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
Tut Systems                               02/17/94             $   200,147
                                          04/08/94                  10,203

LIMITED PARTNERSHIPS

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
South Street Leveraged
   Corporate Recovery
   Fund I                                 10/03/95             $        --
Spectrum Equity Investors                 02/12/97                  14,525
                                          02/26/97                  25,000
                                          05/05/97                  20,000
                                          06/10/97                  12,500
                                          09/30/97                  12,500
                                          12/09/97                  10,000
                                          01/20/98                  30,000
                                          07/24/98                  15,000
                                          02/10/99                  10,000

CALL OPTIONS

Security                              Acquisition Date             Cost
---------------------------------------------------------------------------
GalaGen 02/22/03                          02/22/94             $        --
                                          02/22/95                      --
                                          02/22/96                      --
                                          02/22/97                      --
                                          02/22/98                      --
Tut Systems 01/31/04                      02/16/94                      --

                      STATEMENTS OF ASSETS AND LIABILITIES
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

                                                                                  IAI CAPITAL
                                                                               APPRECIATION FUND
--------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
      (Cost: $35,439,246, $35,312,621, $10,723,259 and
          $34,100,337, respectively)                                               $ 37,828,201
Investments in securities of affiliated issuers, at market
      (Cost: $0, $4,942,615, $0 and $0, respectively)                                        --
                                                                               -------------------
      TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                          37,828,201

Cash in bank on demand deposit                                                          297,884
Receivable for investment securities sold                                                35,401
Receivable for Fund shares sold                                                          72,034
Dividends and accrued interest receivable                                                 3,390
                                                                               -------------------
      TOTAL ASSETS                                                                   38,236,910
                                                                               -------------------

LIABILITIES

Payable for investment securities purchased                                                  --
Other accrued expenses                                                                    2,234
                                                                               -------------------
      TOTAL LIABILITIES                                                                   2,234
                                                                               -------------------
      NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                           $ 38,234,676
                                                                               ===================

REPRESENTED BY:

Capital stock                                                                      $     29,552
Additional paid-in capital                                                           34,618,308
Undistributed (overdistributed) net investment income                                        --
Accumulated net realized gains                                                        1,197,861
Unrealized appreciation on investment securities                                      2,388,955
                                                                               -------------------
      TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK      $ 38,234,676
                                                                               ===================

      SHARES OF CAPITAL STOCK OUTSTANDING                                             2,955,171
                                                                               -------------------
      NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                       $      12.94
                                                                               ===================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

    IAI EMERGING         IAI GROWTH        IAI MIDCAP
     GROWTH FUND            FUND           GROWTH FUND
---------------------------------------------------------



     $ 55,734,035       $ 13,321,595      $ 40,113,138

        3,008,051                 --                --
---------------------------------------------------------
       58,742,086         13,321,595        40,113,138

          782,090            806,401           714,731
          488,659            301,621           722,229
          275,031              1,985             1,777
              194              8,669            12,795
---------------------------------------------------------
       60,288,060         14,440,271        41,564,670
---------------------------------------------------------



          512,200             85,490         2,132,645
              123                 89               785
---------------------------------------------------------
          512,323             85,579         2,133,430
---------------------------------------------------------
     $ 59,775,737       $ 14,354,692      $ 39,431,240
=========================================================



     $     44,902       $     11,773      $     27,540
       35,401,285          9,423,903        27,195,634
          (28,049)                --                --
        5,870,749          2,320,680         6,195,265
       18,486,850          2,598,336         6,012,801
---------------------------------------------------------
     $ 59,775,737       $ 14,354,692      $ 39,431,240
=========================================================

        4,490,202          1,177,275         2,753,963
---------------------------------------------------------
     $      13.31       $      12.19      $      14.32
=========================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                            STATEMENTS OF OPERATIONS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                            YEAR ENDED MARCH 31, 1999

                                                                                        IAI CAPITAL
                                                                                     APPRECIATION FUND
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME

    INCOME
         Dividends (net of foreign income taxes withheld
               of $1,440, $0, $626 and $0, respectively)                                $     68,929
         Interest                                                                             97,314
                                                                                    ---------------------
               TOTAL INCOME                                                                  166,243
                                                                                    ---------------------

     EXPENSES
         Management fees                                                                     718,181
         Compensation of Directors                                                            12,894
         Interest                                                                              3,548
         Other expenses                                                                           --
                                                                                    ---------------------
               TOTAL EXPENSES                                                                734,623
               Less fees reimbursed by Advisers                                              (12,894)
                                                                                    ---------------------
               NET EXPENSES                                                                  721,729
                                                                                    ---------------------
               NET INVESTMENT LOSS                                                          (555,486)
                                                                                    ---------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)

     Net realized gains on investments                                                     1,284,752
     Net change in unrealized appreciation or depreciation on investments                (12,317,880)
                                                                                    ---------------------
                   NET GAIN (LOSS) ON INVESTMENTS                                        (11,033,128)
                                                                                    =====================
                   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(11,588,614)
                                                                                    =====================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38
28

    IAI EMERGING        IAI GROWTH        IAI MIDCAP
     GROWTH FUND           FUND           GROWTH FUND
------------------------------------------------------




    $      4,431       $    121,316       $    235,681
         267,046             20,692             26,560
---------------------------------------------------------
         271,477            142,008            262,241
---------------------------------------------------------


       1,176,387            195,786            629,647
          22,284              3,958             12,074
          36,560              2,850             42,698
           1,050                 --                525
---------------------------------------------------------
       1,236,281            202,594            684,944
         (22,284)            (3,958)           (12,074)
---------------------------------------------------------
       1,213,997            198,636            672,870
---------------------------------------------------------
        (942,520)           (56,628)          (410,629)
---------------------------------------------------------



      19,044,258          3,775,499         11,021,481
     (20,663,120)          (917,336)        (5,017,225)
---------------------------------------------------------
      (1,618,862)         2,858,163          6,004,256
=========================================================
    $ (2,561,382)      $  2,801,535       $  5,593,627
=========================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                            STATEMENTS OF CASH FLOWS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                            YEAR ENDED MARCH 31, 1999

                                                                             IAI CAPITAL
                                                                          APPRECIATION FUND
----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING EXPENSES:

     Interest and dividend income                                           $     166,243
     Net expenses                                                                (721,729)
                                                                        ----------------------
         NET INVESTMENT LOSS                                                     (555,486)
                                                                        ----------------------
     Adjustments to reconcile net investment loss to net cash
         used by operating activities:
         Change in dividend and interest receivable, other assets
               and accrued expenses                                                 2,125
         Net amortization of bond discount                                        (73,990)
                                                                        ----------------------
                                                                                  (71,865)
                                                                        ----------------------
         NET CASH USED BY OPERATING ACTIVITIES                                   (627,351)
                                                                        ----------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Proceeds from sales of investments                                        42,573,023
     Purchases of investments                                                 (26,082,027)
     Net purchases of short-term securities                                       688,924
                                                                        ----------------------
         NET CASH PROVIDED BY INVESTING ACTIVITIES                             17,179,920
                                                                        ----------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Net proceeds from sale of shares                                          43,352,011
     Net asset value of shares issued in reinvestment of distributions          5,984,845
     Cost of shares redeemed                                                  (59,298,904)
     Distributions paid to shareholders                                        (6,234,187)
     Net payment on line of credit                                                (58,450)
                                                                        ----------------------
         NET CASH USED BY FINANCING ACTIVITIES                                (16,254,685)
                                                                        ----------------------

         NET INCREASE IN CASH                                                     297,884
         CASH AT BEGINNING OF YEAR                                                     --
                                                                        ----------------------
         CASH AT END OF YEAR                                                $     297,884
                                                                        ======================

SUPPLEMENTAL CASH FLOW INFORMATION:

     Cash paid for interest on line of credit                               $       3,548
                                                                        ======================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38
30

     IAI EMERGING        IAI GROWTH          IAI MIDCAP
     GROWTH FUND            FUND             GROWTH FUND
-------------------------------------------------------------


    $     271,477       $     142,008       $     262,241
       (1,213,997)           (198,636)           (672,870)
-------------------------------------------------------------
         (942,520)            (56,628)           (410,629)
-------------------------------------------------------------



              962               2,524               2,119
         (211,828)            (11,607)             (6,512)
-------------------------------------------------------------
         (210,866)             (9,083)             (4,393)
-------------------------------------------------------------
       (1,153,386)            (65,711)           (415,022)
-------------------------------------------------------------



      146,652,590          19,928,657         102,015,809
      (45,334,224)        (16,256,277)        (53,420,062)
          811,828             437,021           1,396,208
-------------------------------------------------------------
      102,130,194           4,109,401          49,991,955
-------------------------------------------------------------



      226,450,492          12,743,680          21,220,104
       32,054,352           2,257,869          13,063,019
     (325,482,779)        (15,957,510)        (69,478,482)
      (32,980,423)         (2,267,380)        (13,572,954)
         (236,360)            (13,948)            (93,889)
-------------------------------------------------------------
     (100,194,718)         (3,237,289)        (48,862,202)
-------------------------------------------------------------

          782,090             806,401             714,731
               --                  --                  --
-------------------------------------------------------------
    $     782,090       $     806,401       $     714,731
=============================================================



    $      36,560       $       2,850       $      42,698
=============================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                       STATEMENTS OF CHANGES IN NET ASSETS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND

                                                                                        IAI CAPITAL
                                                                                     APPRECIATION FUND

                                                                                  Year              Year
                                                                                 ended             ended
                                                                              March 31, 1999    March 31, 1998
-----------------------------------------------------------------------------------------------------------------
OPERATIONS

     Net investment loss                                                      $    (555,486)    $    (601,123)
     Net realized gains                                                           1,284,752        14,774,185
     Net change in unrealized appreciation or depreciation                      (12,317,880)       11,643,382
                                                                           --------------------------------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        (11,588,614)       25,816,444
                                                                           --------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income                                                               --                --
     Net realized gains                                                          (6,234,187)       (6,983,032)
                                                                           --------------------------------------
         TOTAL DISTRIBUTIONS                                                     (6,234,187)       (6,983,032)
                                                                           --------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

     Net proceeds from sale of shares                                            43,416,791        76,384,918
     Net asset value of shares issued in reinvestment
         of distributions                                                         5,984,845         6,824,703
     Cost of shares redeemed                                                    (59,298,904)      (80,318,678)
                                                                           --------------------------------------
         INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       (9,897,268)        2,890,943
                                                                           --------------------------------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                                (27,720,069)       21,724,355

NET ASSETS AT BEGINNING OF PERIOD                                                65,954,745        44,230,390
                                                                           --------------------------------------

NET ASSETS AT END OF PERIOD                                                   $  38,234,676     $  65,954,745
                                                                           ======================================
     INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME OF:      $          --     $          --
                                                                           ======================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38
32

             IAI EMERGING                         IAI GROWTH                         IAI MIDCAP
             GROWTH FUND                             FUND                            GROWTH FUND

        Year              Year              Year              Year              Year              Year
       ended             ended             ended             ended             ended             ended
   March 31, 1999    March 31, 1998    March 31, 1999    March 31, 1998    March 31, 1999    March 31, 1998
-------------------------------------------------------------------------------------------------------------


   $    (942,520)    $  (3,352,226)    $     (56,628)    $      (2,723)    $    (410,629)    $    (511,505)
      19,044,258        93,330,632         3,775,499         1,684,652        11,021,481        21,222,615
     (20,663,120)        6,603,890          (917,336)        2,793,529        (5,017,225)          744,507
-------------------------------------------------------------------------------------------------------------
      (2,561,382)       96,582,296         2,801,535         4,475,458         5,593,627        21,455,617
-------------------------------------------------------------------------------------------------------------



              --                --                --                --                --                --
     (32,980,423)      (46,166,939)       (2,267,380)       (1,608,253)      (13,572,954)      (24,195,975)
-------------------------------------------------------------------------------------------------------------
     (32,980,423)      (46,166,939)       (2,267,380)       (1,608,253)      (13,572,954)      (24,195,975)
-------------------------------------------------------------------------------------------------------------



     226,725,423       205,116,691        12,745,665         6,469,281        21,221,199        45,519,092

      32,054,352        45,784,112         2,257,869         1,597,042        13,063,019        23,058,343
    (325,374,196)     (526,509,273)      (15,957,510)       (7,905,828)      (69,478,482)     (111,491,235)
-------------------------------------------------------------------------------------------------------------
     (66,594,421)     (275,608,470)         (953,976)          160,495       (35,194,264)      (42,913,800)
-------------------------------------------------------------------------------------------------------------
    (102,136,226)     (225,193,113)         (419,821)        3,027,700       (43,173,591)      (45,654,158)

     161,911,963       387,105,076        14,774,513        11,746,813        82,604,831       128,258,989
-------------------------------------------------------------------------------------------------------------

   $  59,775,737     $ 161,911,963     $  14,354,692     $  14,774,513     $  39,431,240     $  82,604,831
=============================================================================================================
   $     (28,049)    $     (34,129)    $          --     $          --     $          --     $          --
=============================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                              FINANCIAL HIGHLIGHTS
                          IAI CAPITAL APPRECIATION FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                            Years ended March 31,           Period from
                                                ---------------------------------------  February 1, 1996+
                                                     1999          1998          1997    to March 31, 1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE

     Beginning of period                           $  17.96      $  13.49      $  11.24      $  10.00
                                                ----------------------------------------------------------

OPERATIONS

     Net investment income (loss)                     (0.19)        (0.16)        (0.09)           --
     Net realized and unrealized gains (losses)       (3.02)         6.77          2.79          1.24
                                                ----------------------------------------------------------
          TOTAL FROM OPERATIONS                       (3.21)         6.61          2.70          1.24
                                                ----------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net realized gains                               (1.81)        (2.14)        (0.41)           --
     Tax return of capital                               --            --         (0.04)           --
                                                ----------------------------------------------------------
          TOTAL DISTRIBUTIONS                         (1.81)        (2.14)        (0.45)           --
                                                ----------------------------------------------------------

NET ASSET VALUE

     End of period                                 $  12.94      $  17.96      $  13.49      $  11.24
                                                ==========================================================

Total investment return *                            (19.11%)       52.46%        23.68%        12.40%

Net assets at end of period (000's omitted)        $ 38,235      $ 65,955      $ 44,230      $  9,411

RATIOS

     Expenses to average net assets
          (including interest expense)**               1.41%         1.43%         1.26%         1.25%***
     Expenses to average net assets
          (excluding interest expense)**               1.40%         1.40%         1.25%         1.25%***
     Net investment income (loss)
          to average net assets**                     (1.08%)       (0.95%)       (0.80%)        0.23%***
     Portfolio turnover rate
          (excluding short-term securities)            51.4%         75.6%        132.5%          1.2%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** THE FUND'S ADVISER VOLUNTARILY WAIVED $54,841 AND $827 IN EXPENSES FOR THE YEAR ENDED MARCH 31, 1997 AND THE PERIOD ENDED MARCH 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.40% AND 1.40%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN (.95%) AND .08%, RESPECTIVELY.

***    ANNUALIZED

+      COMMENCEMENT OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                            IAI EMERGING GROWTH FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                        Years ended March 31,
                                            ---------------------------------------------------------------------------
                                                  1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE

    Beginning of period                        $   18.11      $   15.85      $   24.08      $   15.83      $   15.20
                                            ---------------------------------------------------------------------------

OPERATIONS

    Net investment loss                            (0.15)+        (0.18)+        (0.20)         (0.09)         (0.07)
    Net realized and unrealized gains (losses)      0.36           5.07          (4.52)          8.77           1.42
                                            ---------------------------------------------------------------------------
        TOTAL FROM OPERATIONS                       0.21           4.89          (4.72)          8.68           1.35
                                            ---------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net realized gains                             (5.01)         (2.63)         (3.51)         (0.43)         (0.72)
                                            ---------------------------------------------------------------------------
        TOTAL DISTRIBUTIONS                        (5.01)         (2.63)         (3.51)         (0.43)         (0.72)
                                            ---------------------------------------------------------------------------

NET ASSET VALUE

    End of period                              $   13.31      $   18.11      $   15.85      $   24.08      $   15.83
                                            ===========================================================================

Total investment return*                            3.56%         33.37%        (22.97%)        55.20%         10.23%

Net assets at end of period (000's omitted)    $  59,776      $ 161,912      $ 387,105      $ 653,888      $ 342,874

RATIOS

    Expenses to average net assets
         (including interest expense)               1.29%          1.25%          1.20%          1.24%          1.25%
    Expenses to average net assets
         (excluding interest expense)               1.25%          1.24%          1.19%          1.24%          1.25%
    Net investment income (loss)
        to average net assets                      (1.00%)        (0.98%)        (0.75%)        (0.52%)        (0.54%)
    Portfolio turnover rate
        (excluding short-term securities)           46.7%          41.0%          49.5%          62.8%          58.1%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

+      CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                              FINANCIAL HIGHLIGHTS
                                 IAI GROWTH FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                    Years ended
                                                                   ended March 31,                   Period from      Period from
                                             ----------------------------------------------------  Aug. 1, 1994 to  Aug. 6, 1993***
                                                  1999          1998          1997          1996   March 31, 1995+  to July 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE

     Beginning of period                       $  12.17      $   9.92      $  11.89      $  10.95      $   9.87        $  10.00
                                             ---------------------------------------------------------------------------------------

OPERATIONS

     Net investment income (loss)                 (0.05)           --         (0.03)           --          0.04            0.01
     Net realized and
         unrealized gains (losses)                 1.73          3.59          1.02          1.93          1.07           (0.13)
                                             ---------------------------------------------------------------------------------------
         TOTAL FROM OPERATIONS                     1.68          3.59          0.99          1.93          1.11           (0.12)
                                             ---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income                           --            --            --         (0.03)        (0.03)          (0.01)
     Net realized gains                           (1.66)        (1.34)        (2.96)        (0.96)           --              --
                                             ---------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                      (1.66)        (1.34)        (2.96)        (0.99)        (0.03)          (0.01)
                                             ---------------------------------------------------------------------------------------

NET ASSET VALUE

     End of period                             $  12.19      $  12.17      $   9.92      $  11.89      $  10.95        $   9.87
                                             =======================================================================================

Total investment return*                          14.94%        38.96%         8.42%        18.01%        11.24%          (1.21%)

Net assets at end of period (000's omitted)    $ 14,355      $ 14,775      $ 11,747      $ 17,079      $ 26,794        $ 14,408

RATIOS

     Expenses to average net assets
         (including interest expense)              1.27%         1.25%         1.27%         1.25%         1.25%**         1.25%**
     Expenses to average net assets
         (excluding interest expense)              1.25%         1.25%         1.25%         1.25%         1.25%**         1.25%**
     Net investment income (loss) to average
         net assets                               (0.36%)       (0.02%)       (0.25%)       (0.04%)        0.61%**         0.16%**
     Portfolio turnover rate
         (excluding short-term securities)        109.7%         87.3%        134.2%         92.8%         68.7%          105.4%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.

**     ANNUALIZED

***    COMMENCEMENT OF OPERATIONS

+      REFLECTS FISCAL YEAR END CHANGE FROM JULY 31 TO MARCH 31.

                              FINANCIAL HIGHLIGHTS
                             IAI MIDCAP GROWTH FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                              Years ended March 31,
                                     ----------------------------------------------------------------------
                                          1999          1998          1997          1996           1995
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE

    Beginning of period                 $  15.91      $  16.68      $  17.70      $  15.35      $  13.67
                                     ----------------------------------------------------------------------

OPERATIONS

    Net investment loss                    (0.12)+       (0.10)        (0.08)        (0.05)        (0.04)
    Net realized and unrealized gains       2.53          3.34          0.68          3.50          2.35
                                     ----------------------------------------------------------------------
        TOTAL FROM OPERATIONS               2.41          3.24          0.60          3.45          2.31
                                     ----------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net realized gains                     (4.00)        (4.01)        (1.62)        (1.10)        (0.63)
                                     ----------------------------------------------------------------------
        TOTAL DISTRIBUTIONS                (4.00)        (4.01)        (1.62)        (1.10)        (0.63)
                                     ----------------------------------------------------------------------

NET ASSET VALUE

    End of period                       $  14.32      $  15.91      $  16.68      $  17.70      $  15.35
                                     ======================================================================

Total investment return*                   18.31%        22.21%         3.12%        23.51%        17.63%

Net assets at end of period
    (000's omitted)                     $ 39,431      $ 82,605      $128,259      $122,375      $ 88,075

RATIOS

    Expenses to average net assets
        (including interest expense)        1.34%         1.26%         1.25%         1.25%         1.25%
    Expenses to average net assets
        (excluding interest expense)        1.25%         1.25%         1.25%         1.25%         1.25%
    Net investment income (loss)
        to average net assets              (0.82%)       (0.48%)       (0.47%)       (0.36%)       (0.33%)

    Portfolio turnover rate
        (excluding short-term securities)  107.2%        106.8%         72.4%         29.8%         51.3%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.

+      CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                          NOTES TO FINANCIAL STATEMENTS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Capital Appreciation Fund (Capital Appreciation Fund), IAI Emerging Growth Fund (Emerging Growth Fund) and IAI Midcap Growth Fund (Midcap Growth
Fund) are separate portfolios of IAI Investment Funds VI, Inc. and IAI Growth Fund (Growth Fund) is a separate portfolio of IAI Investment Funds II, Inc. The Funds have an overall objective of long-term appreciation through investment in equity securities.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, prices of unrestricted securities of the same class discounted to reflect the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Restricted securities represent $24,617,229 (41.2% of net assets) for Emerging Growth Fund and $3,319,584 (8.4% of net assets) for Midcap Growth Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into future and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by a Fund. A Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchased cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                          NOTES TO FINANCIAL STATEMENTS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Emerging Growth Fund elected to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended March 31, 1998, reduced accumulated net realized gains for tax purposes by $28,999,125. As a result of this and other permanent book-to-tax differences, undistributed (overdistributed) net investment income and accumulated net realized gains have been increased or decreased on the statement of assets and liabilities as follows:

                                        CAPITAL           EMERGING            GROWTH             MIDCAP
                                   APPRECIATION FUND     GROWTH FUND           FUND            GROWTH FUND
-----------------------------------------------------------------------------------------------------------
Undistributed (overdistributed)
  net investment income              $    555,486       $    948,600       $     56,628       $    410,629

Accumulated net realized gains       $         --       $(32,375,984)      $    (56,628)      $   (410,629)

Additional paid-in capital           $   (555,486)      $ 31,427,384       $         --       $         --

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

At March 31, 1999, Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund had available lines of credit of $8,550,000, $15,000,000, $2,460,000 and $9,105,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at March 31, 1999.

LIMITED PARTNERSHIP COMMITMENTS

At March 31, 1999, the Emerging Growth Fund and the Midcap Growth Fund are committed to invest an additional $26,000 and $13,000, respectively, in Spectrum Equity Investors limited partnership.

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

[3] FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% (1.40% for Capital Appreciation Fund) declining to 1.10% (1.30% for Capital Appreciation Fund and 1.00% for Growth Fund) of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

During the year ended March 31, 1999, Emerging Growth Fund and Midcap Growth Fund paid $1,050 and $525, respectively, for an independent valuation of a restricted security. This expense was approved by the Funds' board of directors and is included in other expenses on the statement of operations.

                          NOTES TO FINANCIAL STATEMENTS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                       CAPITAL                              EMERGING
                                    APPRECIATION                             GROWTH
                                        FUND                                  FUND
-----------------------------------------------------------------------------------------------
                             Year ended       Year ended           Year ended       Year ended
                              March 31,        March 31,            March 31,        March 31,
                                1999             1998                 1999             1998
-----------------------------------------------------------------------------------------------
SOLD                         3,267,382        4,709,044            16,292,957       11,368,673

ISSUED FOR REINVESTED
 DISTRIBUTIONS                 405,752          462,378             2,353,201        2,869,019

REDEEMED                    (4,389,856)      (4,778,911)          (23,098,599)     (29,722,685)
                          ----------------------------------------------------------------------
INCREASE (DECREASE) IN
SHARES OUTSTANDING            (716,722)         392,511            (4,452,441)     (15,484,993)
                          ======================================================================

                                                                             MIDCAP
                                       GROWTH                                GROWTH
                                        FUND                                  FUND
-----------------------------------------------------------------------------------------------
                             Year ended       Year ended           Year ended       Year ended
                              March 31,        March 31,            March 31,        March 31,
                                1999             1998                 1999             1998
-----------------------------------------------------------------------------------------------
SOLD                         1,140,212          595,955             1,486,852        2,743,761

ISSUED FOR REINVESTED
 DISTRIBUTIONS                 194,230          153,446               960,996        1,514,052

REDEEMED                    (1,370,805)        (720,053)           (4,884,829)      (6,754,986)
                          ----------------------------------------------------------------------
INCREASE (DECREASE) IN
 SHARES OUTSTANDING            (36,363)          29,348            (2,436,981)      (2,497,173)
                          ======================================================================

                          NOTES TO FINANCIAL STATEMENTS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1999

[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 1999, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:


                                            Purchases                Sales
-------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                $   25,598,412         $    42,608,424
EMERGING GROWTH FUND                     $   42,400,589         $   146,516,895
GROWTH FUND                              $   16,341,767         $    20,230,278
MIDCAP GROWTH FUND                       $   54,413,706         $   101,496,612


RESTRICTED SECURITIES

Included in Emerging Growth and Midcap Growth Funds' portfolios of investments in securities at March 31, 1999, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

At March 31, 1999, 41.2% of Emerging Growth Fund's net assets were invested in restricted securities. At March 31, 1999, Advisers was actively seeking liquidation opportunities which would reduce the percentage of the Fund's investment portfolio comprised of restricted securities. Advisers, under the direction of the Board of Directors, intends to pursue such opportunities when deemed in the best interest of the shareholders.

                          INDEPENDENT AUDITORS' REPORT
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND



THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS II, INC.
IAI INVESTMENT FUNDS VI, INC.:


We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund (separate portfolios within IAI Investment Funds VI, Inc.), and IAI Growth Fund (a portfolio within IAI Investment Funds II, Inc.) as of March 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on pages 34 through 37 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund and IAI Growth Fund at March 31, 1999, and the results of their operations and their cash flows, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

As described in notes 1 and 5 to the financial statements, Emerging Growth Fund held 41.2% of its net assets in illiquid, restricted securities as of March 31, 1999.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 14, 1999

                             FEDERAL TAX INFORMATION
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI CAPITAL APPRECIATION FUND

                                 TAX INFORMATION
  ---------------------------------------------------------------------------
    Payable Date              Ordinary Income (A)      Long-Term Capital Gain
  ---------------------------------------------------------------------------
   JUNE 1998                     $    0.7458                $    1.0633
   DECEMBER 1998                      0.0000                     0.0000
  ===========================================================================
                                 $    0.7458                $    1.0633

   1.44% of ordinary income qualify for deduction by corporations.

IAI EMERGING GROWTH FUND

                                 TAX INFORMATION
  ---------------------------------------------------------------------------
    Payable Date              Ordinary Income (A)      Long-Term Capital Gain
  ---------------------------------------------------------------------------
   JUNE 1998                     $    0.0000                $    2.8931
   DECEMBER 1998                 $    0.0000                $    2.1120
  ===========================================================================
                                 $    0.0000                $    5.0051

IAI GROWTH FUND

                                 TAX INFORMATION
  ---------------------------------------------------------------------------
    Payable Date              Ordinary Income (A)      Long-Term Capital Gain
  ---------------------------------------------------------------------------
   JUNE 1998                     $    0.0908                $    0.5678
   DECEMBER 1998                 $    0.0000                $    1.0000
  ===========================================================================
                                 $    0.0908                $    1.5678

   44.17% of ordinary income qualify for deduction by corporations.

IAI MIDCAP GROWTH FUND

                                 TAX INFORMATION
  ---------------------------------------------------------------------------
    Payable Date              Ordinary Income (A)      Long-Term Capital Gain
  ---------------------------------------------------------------------------
   JUNE 1998                     $    0.0000                $    2.4619
   DECEMBER 1998                 $    0.0000                $    1.5350
  ===========================================================================
                                 $    0.0000                $    3.9969

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                                  P.O. Box 510
                            Milwaukee, WI 53201-0510

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                  David Koehler
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                                                   500-0020-0599
                                  800.945.3863
                                  612.376.2700